UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2004

Lynx Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22570	94-3161073

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25861 Industrial Blvd., Hayward, California	94545

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 670-9300

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.2
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Section 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

     On September 28, 2004, Lynx Therapeutics, Inc., a Delaware corporation (“Lynx”), entered into an acquisition agreement (the “Acquisition Agreement”) with Solexa Limited, a company registered in England and Wales (“Solexa”), providing for the combination of the two companies. In the transaction, Lynx will issue up to 29.5 million shares in exchange for all of the outstanding share capital of Solexa and all options to purchase shares in Solexa’s share capital. The companies anticipate that the transaction will be completed in late 2004, subject to approval by the stockholders of Lynx and acceptance of the exchange by the shareholders of Solexa. A copy of the Acquisition Agreement is attached as Exhibit 2.2 and is incorporated herein by reference.

     In connection with the execution of the Acquisition Agreement, on September 28, 2004, the directors and the executive officers and major shareholders of Solexa who are registered holders of approximately 90% of the outstanding shares in Solexa’s share capital entered into support agreements with Lynx, pursuant to which they agreed to exchange their shares of Solexa capital stock for Lynx common stock in connection with the combination (the “Company Support Agreements”). Certain directors and executive officers of Lynx entered into support agreements with Solexa, pursuant to which they agreed to approve the combination and the issuance of shares of Lynx common stock in connection with the combination (the “Parent Support Agreements”). The forms of the Parent Support Agreement, the Company Support Agreement and the Company Support Agreement signed by Solexa’s Chief Executive Officer are attached as Exhibits 99.1, 99.2, and 99.3, respectively, and are incorporated herein by reference.

     Under a separate agreement, Lynx has received from Solexa loan advances totaling $1.25 million, and an additional $750,000 loan advance was triggered by the signing of the Acquisition Agreement. Lynx is expected to receive a further $500,000 loan advance in October. Earlier in 2004, the two companies jointly acquired intellectual property rights for DNA amplification on single molecule arrays.

Where to Find Additional Information about the Transaction

     Lynx plans to file a Registration Statement on SEC form S-4 in connection with the transaction, and Lynx expects to mail a Proxy Statement / Prospectus to stockholders of Lynx and shareholders of Solexa containing information about the transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT / PROSPECTUS CAREFULLY WHEN THEY ARE AVAILABLE. THE REGISTRATION STATEMENT AND THE PROXY STATEMENT / PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT LYNX, SOLEXA, THE TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of these documents through the Web site maintained by the U.S. Securities and Exchange Commission at http://www.sec.gov. Free copies of the Proxy Statement / Prospectus and these other documents may also be obtained from Lynx by directing a request through the Investor Resources section of Lynx’s site at www.lynxgen.com or by mail to Lynx Therapeutics, Inc., 25861 Industrial Blvd., Hayward, CA 94545, attention: Investor Relations, telephone: (510) 670-9300.

     In addition to the Registration statement and the Proxy Statement / Prospectus, Lynx files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by Lynx at the SEC public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. Lynx’s filings with the Commission are also available to the public from commercial document retrieval services and at the Web site maintained by the Commission at http://www.sec.gov.

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Interests of Certain Persons in the Transaction

     Lynx will be soliciting proxies from Lynx’s stockholders in favor of the issuance of shares of Lynx’s common stock in the transaction. The directors and executive officers of Lynx and the directors and executive officers of Solexa may be deemed to be participants in Lynx’s solicitation of proxies. Certain executive officers and directors of Lynx and certain executive officers and directors of Solexa have interests in the transaction that may differ from the interests of the Lynx stockholders and the Solexa shareholders generally. These interests will be described in the Proxy Statement / Prospectus when it becomes available.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits:

2.2	Acquisition Agreement, dated as of September 28, 2004, by and between Solexa Limited and Lynx Therapeutics, Inc.
99.1	Form of Parent Support Agreement
99.2	Form of Company Support Agreement
99.3	Form of Company Support Agreement signed by Chief Executive Officer of Solexa

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYNX THERAPEUTICS, INC.
	By:	/s/ Kevin P. Corcoran
		Name:	Kevin P. Corcoran
Date: September 30, 2004		Title:	President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit
No.	Description
2.2	Acquisition Agreement, dated as of September 28, 2004, by and between Solexa Limited and Lynx Therapeutics, Inc.
99.1	Form of Parent Support Agreement
99.2	Form of Company Support Agreement
99.3	Form of Company Support Agreement signed by Chief Executive Officer of Solexa

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